Exhibit 24.1

REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2011 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ J. Cliff Eason	Director

J. Cliff Eason

Name (Typed or printed)

Date    February 28, 2012

Exhibit 24.1

REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2011 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ William J. Bartlett	Director

William J. Bartlett

Name (Typed or printed)

Date    February 28, 2012

Exhibit 24.1

REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2011 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Arnoud W.A. Boot	Director

Arnoud W.A. Boot

Name (Typed or printed)

Date    February 28, 2012

Exhibit 24.1

REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2011 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ John F. Danahy	Director

John F. Danahy

Name (Typed or printed)

Date    February 28, 2012

Exhibit 24.1

REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2011 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Alan C. Henderson	Director

Alan C. Henderson

Name (Typed or printed)

Date    February 28, 2012

Exhibit 24.1

REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2011 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Janis Rachel Lomax	Director

Janis Rachel Lomax

Name (Typed or printed)

Date    February 28, 2012

Exhibit 24.1

REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2011 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Frederick J. Sievert	Director

Frederick J. Sievert

Name (Typed or printed)

Date    February 28, 2012

Exhibit 24.1

REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2011 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Stanley B. Tulin	Director

Stanley B. Tulin

Name (Typed or printed)

Date    February 28, 2012